SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 28, 2002



                     FRONTIERVISION OPERATING PARTNERS, L.P.
                       FRONTIERVISION CAPITAL CORPORATION
             (Exact name of registrants as specified in its charter)



         Delaware                  333-9535                 84-1316775
         Delaware                 333-9535-01               84-1353734
      (State or other          (Commission File    (IRS Employer Identification
      jurisdiction of              Numbers)                      Nos.)
      incorporation)

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrants' telephone number, including area code (814) 274-9830





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Item 5. Other Events.

FrontierVision Operating Partners, L.P. ("FVOP") is 99.9% owned by FrontierVision Holdings, L.P. ("Holdings"), a wholly-owned subsidiary of Adelphia Communications Corporation ("Adelphia"), and 0.1% owned by FrontierVision Operating Partners, LLC, a wholly-owned subsidiary of Adelphia. FrontierVision Capital Corporation ("Capital") is a wholly-owned subsidiary of FVOP.

As used herein, the term "Registrants" collectively refers to FVOP and Capital.

On June 25, 2002, Adelphia and its 228 subsidiaries and partnerships and joint ventures (collectively, the "Debtors"), including the Registrants, that filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") procured senior secured debtor-in-possession financing pursuant to the Credit and Guaranty Agreement (the "Credit Agreement"), among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FVOP, and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents. On June 28, 2002 the Bankruptcy Court issued an Interim Order approving the Credit Agreement and permitting the Debtors to borrow up to an initial amount of $500,000,000 pursuant to the terms of the Credit Agreement. The Credit Agreement is subject to final approval by the Bankruptcy Court. The final hearing to approve the Credit Agreement has been scheduled for August 9, 2002. A copy of the Credit Agreement and the Interim Order are attached hereto as Exhibits 10.01 and 10.02, respectively.

Item 7(c). Exhibits

10.01 Credit and Guaranty Agreement, dated as of June 25, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.

10.02 Interim Order as filed with the United States Bankruptcy Court in the Southern District of New York on June 28, 2002.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 9, 2002            FRONTIERVISION OPERATING
                               PARTNERS, L.P. (Registrant)

                               By: FRONTIERVISION HOLDINGS, L.P.,
                                   its General Partner

                                   By: FRONTIERVISION PARTNERS, L.P.,
                                       its General Partner

                                       By: ADELPHIA GP HOLDINGS,
                                           L.L.C., its General Partner

                                           By: ACC OPERATIONS, INC.,
                                               its Sole Member

                                               By: /s/ Erland E. Kailbourne
                                                   ---------------------------
                                                   Erland E. Kailbourne
                                                   Chairman and Interim
                                                   Chief Executive Officer


                               FRONTIERVISION CAPITAL
                               CORPORATION (Registrant)

                               By: /s/ Erland E. Kailbourne
                                   -----------------------------------
                                   Erland E. Kailbourne
                                   Chairman and Interim Chief Executive
                                   Officer


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                                  EXHIBIT INDEX

Exhibit No.             Description

10.01 Credit and Guaranty Agreement, dated as of June 25, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.

10.02 Interim Order as filed with the United States Bankruptcy Court in the Southern District of New York on June 28, 2002.


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